Exhibit 10.4

PROMISSORY NOTE
(IMHFC REO and Loan Portfolio)
$24,365,000    January 23, 2014
FOR VALUE RECEIVED, the undersigned, AZ-WATERS EDGE, LLC, an Arizona limited liability company (“AZ-Waters Edge”), OASIS INDIAN BEND LLC, a Delaware limited liability company (“Oasis Indian Bend”), HL NEWCO, LLC, a Delaware limited liability company (“HL Newco”), CA-DALEY, LLC, an Arizona limited liability company (“CA-Daley”), NT 233 OAK CREEK LOTS, LLC, an Arizona limited liability company (“NT 233 Oak Creek Lots”), IMH LR REAL ESTATE, LLC, an Arizona limited liability company (“IMH LR Real Estate”), IMH LR CLUBHOUSE, LLC, an Arizona limited liability company (“IMH LR Clubhouse”), SOUTHWEST ACQUISITIONS, LLC, a Delaware limited liability company (“Southwest Acquisitions”), IMH SPECIAL ASSET NT 139, LLC, a Delaware limited liability company (“IMH Special Asset NT 139”), BUENA YUMA, LLC, an Arizona limited liability company (“Buena Yuma”), and IMH SPECIAL ASSET NT 140, LLC, an Arizona limited liability company (“IMH Special Asset NT 140” and, together with AZ-Waters Edge, Oasis Indian Bend, HL Newco, NT 233 Oak Creek Lots, CA-Daley, IMH LR Real Estate, IMH LR Clubhouse, Southwest Acquisitions, IMH Special Asset NT 139, and Buena Yuma, individually, collectively, jointly and severally “Borrower”) the principal place of business of which is c/o IMH Financial Corporation, 7001 Scottsdale Road, Suite 2050, Phoenix, Arizona 85253, promises to pay to the order of CALMWATER CAPITAL 3, LLC, a California limited liability company (“Lender”), having its principal office at 11755 Wilshire Blvd., Suite 1400, Los Angeles, CA 90025, or at such other place as Lender may designate to Borrower in writing from time to time, the principal amount of Twenty-Four Million Three Hundred Sixty-Five Thousand and No/100 Dollars ($24,365,000.00) in lawful money of the United States of America (the “Loan”), with interest thereon to be computed on the unpaid principal balance at the “Note Rate” (as defined herein), adjusted with respect to each Interest Period (as defined herein), together with all other amounts due hereunder and under the other Loan Documents (as defined in the Loan Agreement (as defined herein)), and to be paid in installments as set forth in this Note. Capitalized terms used herein but not defined herein shall have the meaning set forth in that certain Loan Agreement (the “Loan Agreement”) between Borrower and Lender, dated as the date hereof.

1.	TERMS OF PAYMENT
(a)    (i)    Borrower shall deliver to Lender (A) on the date the proceeds of the Loan are advanced to or for the benefit of Borrower (the "Initial Funding Date"), a payment of interest only for the period from and including the Initial Funding Date through and including January 31, 2015 and (B) thereafter, commencing on March 1, 2015 (the "First Payment Date") and on each Payment Date (as hereinafter defined) thereafter throughout the term of the Loan, monthly payments of interest in arrears. As used herein, “Payment Date” means the First Payment Date and the first day of each calendar month thereafter throughout the term of the Loan and “Monthly Payment” shall mean each payment of interest and principal (if any) due on each Payment Date throughout the term of the Loan.

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Exhibit 10.4

(ii)    On the Initial Funding Date, Borrower shall pay to Lender a loan commitment fee (the "Loan Commitment Fee") in the amount equal to one percent (1%) of the maximum amount of the Loan. Borrower hereby authorizes Lender to disburse on the Initial Funding Date a portion of the Loan in such amount directly to Lender in payment of the Loan Commitment Fee. The Loan Commitment Fee shall be deemed earned upon payment and shall not be subject to reduction or be refundable under any circumstances.
(b)    Unless extended pursuant to Section 1(g) hereof or accelerated pursuant to the terms of the Loan Documents, the unpaid principal amount, together with all accrued and unpaid interest thereon, and any and all accrued and unpaid sums under the Loan Documents shall be due and payable on February 1, 2017 (the “Maturity Date”). Interest on the principal amount of this Note shall be calculated on the basis of a 360-day year and based on the actual number of days elapsed for any period in which interest is being calculated. Solely for the purpose of making any payment hereunder, but not for the purpose of calculating the amount thereof or the application/allocation thereof to principal and interest, if the first (1st) day of a given month is not a Business Day (as defined herein), then the Payment Date for such month shall be the next succeeding Business Day. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever. Business Day, as used herein, shall mean a day other than (i) a Saturday or Sunday, or (ii) any other day on which commercial banks in Los Angeles, California are not permitted or required to be open for general banking business.
(c)    Payments in federal funds immediately available at the place designated for payment received by Lender prior to 2:00 p.m. local time of such place on a day on which Lender is open for business at said place of payment shall be credited prior to close of business while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds at the place designated for payment prior to 2:00 p.m. local time at said place of payment on a day on which Lender is open for business. Each such monthly installment shall be applied first, to the payment of accrued interest, second, to any amounts hereafter advanced by Lender hereunder or under any other Loan Document, third, to any late fees, fourth, to other amounts payable to Lender, and, last, to reduction of principal.
(d)    The term "Note Rate" as used in the Loan Documents and this Note shall mean an interest rate equal to the sum of the following, rounded up to the nearest one-sixteenth percent (1/16%): (i) the greater of (A) one half of one percent (0.50%) per annum, or (B) LIBOR (as defined herein), plus (ii) eight and one half percent (8.5%) per annum. The term "LIBOR" means the rate per annum which is equal to the London Interbank Offered Rate reported from time to time by Reuters Screen LIBOR01 Page, at which foreign branches of major United States banks offer United States dollar deposits to other banks for a one-month period in the London interbank market at approximately 11:00 a.m., London time, on the first calendar day of the applicable month, or if such day is not a Eurodollar Business Day (as defined herein), the first succeeding Eurodollar Business Day. If such interest rate shall cease to be available from Reuters Screen LIBOR01 Page, LIBOR shall be determined from such financial reporting service as Lender shall reasonably determine and use with respect to Lender's other loan facilities on which interest is determined on LIBOR. If two or more such rates appear on Reuters Screen

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Exhibit 10.4

LIBOR01 Page or other applicable pages, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates, absent manifest error. The term "Eurodollar Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required to close but excluding therefrom any day on which commercial banks are not open for dealings in U.S. dollar deposits in the London interbank market. The term "Interest Period" means the period from and including the first day of each calendar month during the term of the Loan through and including the last day of the same calendar month.
(e)    For each Interest Period, Lender shall calculate the interest payable for such Interest Period at the Note Rate on the unpaid principal balance as of the first Eurodollar Business Day of the Interest Period, and no adjustments to such payment amount shall be made on account of principal payments made during the Interest Period after the first Eurodollar Business Day thereof; provided, however, that in all events, adjustments to such payment amount shall be made on account of disbursements from the Reserves made during the Interest Period after the first Eurodollar Business Day therefor. Lender's determination of LIBOR as in effect from time to time, and Lender's calculations of interest payable for an Interest Period, shall be conclusive and binding absent manifest error.
(f)    Intentionally omitted.
(g)    Borrower shall have one option to extend the Maturity Date until twelve (12) months after the scheduled Maturity Date (the “Extension Term”), provided that Borrower’s right to exercise each such option shall be subject to and conditioned on Borrower’s satisfaction of all of the following terms and conditions:
(i)    Borrower shall deliver to Lender a notice (the “Extension Notice”), not earlier than ninety (90) days prior to the scheduled Maturity Date, nor later than thirty (30) days prior to the scheduled Maturity Date, of Borrower’s election to extend the scheduled Maturity Date as permitted in this Section 1(g), which election shall be irrevocable.
(ii)    No Default or Event of Default shall have occurred and shall remain uncured (as of the date of the Extension Notice or as of the date on which the Extension Term would commence).
(iii)    All of the representations and warranties of Borrower or any indemnitor or guarantor contained in the Loan Documents shall be true, accurate and complete in all material respects as of the date the Extension Notice is given and as of the date on which the Extension Term would commence (as if all such representations and warranties were remade as of the date the Extension Notice is given and as of the date on which the Extension Term would commence and Borrower’s delivery of the Extension Notice shall be deemed to be a remaking and reaffirmation of all of such representations and warranties as of such dates).

49530886.4

Exhibit 10.4

(iv)    Borrower shall deliver to Lender an endorsement or written continuation of the title insurance policy issued to Lender as of the date hereof insuring the priority of the lien of the Security Instrument.
(v)    Borrower shall deliver to Lender (and, at Lender’s request, cause to be recorded or filed, as applicable) any and all such other items as Lender may reasonably require to confirm or assure the liens and security interests of Lender in the Assets continue to be valid and enforceable first priority liens and security interests securing the indebtedness evidenced hereby, including without limitation, UCC searches, supplemental environmental or engineering reports, consultant’s reports, modifications or extension agreements and other documentation, all at no cost to Lender.
(vi)    As of the effective date of the Extension Term, there shall be no existing law, rule, regulation or guideline applicable to Lender, this Loan transaction or the Assets prohibiting or precluding Lender’s modification or extension of the Loan or otherwise adversely affecting the validity and enforceability of the Loan Documents and the Loan shall be in good standing as determined by Lender, in its sole reasonable discretion.
(vii)    Borrower shall pay all of Lender’s actual out-of-pocket fees and expenses incurred in connection with the extension of the scheduled Maturity Date, including without limitation, reasonable attorneys’ fees and disbursements incurred by Lender and fees and expenses relating to the examination of title, title insurance premiums, surveys, and recording costs, documentary, transfer or other similar taxes and revenue stamps.
(viii)    Borrower shall pay to Lender concurrently with the delivery of the Extension Notice an extension fee in an amount equal to 1% of the then Outstanding Principal Balance.
(ix)    The Assets shall maintain (on a portfolio basis) a Loan-to-Value Ratio of not more than 40.0%.
(x)    Borrower shall pay all costs in connection with Lender obtaining an interest rate cap (fully covering the applicable Extension Term), to the benefit of Lender, with terms (including without limitation, a LIBOR "benchmark") acceptable to Lender in Lender's sole but reasonable discretion.

2.	PREPAYMENT
During the first partial calendar month of the term of this Loan (if any), and through and including November 1, 2015 (collectively, the “Early Prepayment Period”), Borrower may prepay the Loan in full or in part so long as (i) Borrower gives to Lender not less than thirty (30) days and not more than ninety (90) days prior written notice to Lender specifying the date on which prepayment is to be made (the “Early Prepayment Date”), (ii) Borrower pays on the Early Prepayment Date: (a) all accrued interest to and including the Early Prepayment Date; (b) the

49530886.4

Exhibit 10.4

Yield Maintenance (as defined below); and (c) all other sums due under this Note and the other Loan Documents and (iii) if Borrower prepays only a portion of the Loan, the principal prepaid shall not be less than Five Hundred Thousand Dollars ($500,000). Thereafter, Borrower may prepay the Loan in full or in part upon not less than thirty (30) days and not more than ninety (90) days prior written notice to Lender specifying the date on which prepayment is to be made (the “Prepayment Date”) and upon prepayment of: (x) all accrued interest to and including the Prepayment Date; and (y) all other sums due under this Note and the other Loan Documents and (z) if Borrower prepays only a portion of the Loan, the principal prepaid shall not be less than Five Hundred Thousand Dollars ($500,000). Any notice of prepayment given by Borrower under this Section 2 may be revoked by written notice delivered to Lender at any time prior to the date that is one (1) week prior to the prepayment date specified in such notice (the “Revocation Deadline”). Any notice of prepayment given by Borrower under this Section 2 shall be irrevocable after the Revocation Deadline. No amount repaid in respect of the Loan may be reborrowed.
For purposes of this Section 2, "Yield Maintenance" means the aggregate amount of interest that would have been due to Lender with respect to the amount of principal being prepaid or repaid for the period from and after the Early Prepayment Date through and including November 1, 2015, less any interest payments actually made by Borrower to Lender during such period (if any).
If Borrower receives any payments of principal (or any amounts are available to Borrower to be applied to the principal balance) of any Asset Loans (i) or on before November 1, 2015, such payments shall be governed by Section 2.4(b) of the Loan Agreement, and (ii) after November 1, 2015, Borrower shall remit such amounts immediately to Lender to be applied to the Outstanding Principal Balance (the “Mandatory Prepayment”).

3.	EXCULPATION
(a)    Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications hereinbelow set forth, Lender agrees that:
(i)    Borrower shall be liable upon the indebtedness evidenced hereby and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security therefor, the same being the Assets.
(ii)    Judicial or other proceedings brought by Lender against Borrower upon an Event of Default shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, and, except with respect to the liability described below in this Section 3, no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower other than the Assets.

49530886.4

Exhibit 10.4

In the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Borrower, except with respect to the liability described below in this Section 3; PROVIDED, HOWEVER, THAT, NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 3, BORROWER SHALL BE FULLY AND PERSONALLY LIABLE (AND SUBJECT TO LEGAL ACTION) FOR PAYMENT AND PERFORMANCE OF EACH OF THE FOLLOWING:
(A)    for all obligations set forth in the Loan Documents, including without limitation the payment of all principal, interest, and other amounts due under this Note, upon any fraud or intentional misrepresentation or intentional failure to disclose a material fact by Borrower or any of Borrower’s principals, officers, general partners, managing members or managers, any guarantor, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements, representations or disclosures on behalf of Borrower, any principal, officer, general partner or member of Borrower, any guarantor or any indemnitor;
(B)    for any and all Losses (as defined herein) incurred or suffered by Lender and arising out of or in connection with any misapplication or misappropriation of any proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Assets which, under the terms of the Loan Documents, should have been delivered to Lender;
(C)    for any and all Losses incurred or suffered by Lender and arising out of or in connection with any misapplication or misappropriation of any proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Assets, or any of them which, under the terms of the Loan Documents, should have been delivered to Lender;
(D)    for any and all Losses incurred or suffered by Lender and arising out of or in connection with any misapplication or misappropriation of any tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity in connection with Leases of all or any portion of any Property which are not applied in accordance with the terms of the applicable Lease or other agreement;
(E)    for any and all Losses incurred or suffered by Lender and arising out of or in connection with any misapplication or misappropriation (including failure to turn over to Lender on demand following an Event of Default) of: (i) any tenant security deposits and Rents and Profits collected in advance, (ii) any funds disbursed to Borrower from any Reserve, (iii) any funds held by Borrower for the benefit of another party, or (iv) any other funds due Lender under the Loan Documents.
(F)    for all obligations and indemnities of Borrower under the Loan Documents (including, without limitation, the Hazardous Substances Indemnity Agreement

49530886.4

Exhibit 10.4

dated of even date herewith) relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including, but not limited to, those resulting from diminution in value of any Asset) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations;
(G)    for any and all Losses incurred or suffered by Lender as a result of the failure of Borrower to apply all Rents and Profits, issues, products and income of the Assets received or collected by or on behalf of Borrower after an Event of Default (or any event which, with notice and the passage of time, or both, would constitute an Event of Default) and not applied to payment of principal, interest and other amounts due under this Note and the other Loan Documents, and to the payment of Permitted Operating Expenses, as they become due or payable (except to the extent that such application of such funds is prevented by bankruptcy, receivership, or similar judicial proceeding in which Borrower is legally prevented from directing the disbursement of such sums);
(H)    for any and all Losses incurred or suffered by Lender and arising out of or in connection with physical waste committed with respect to any Assets by, or damage to any Assets as a result of the intentional misconduct or gross negligence of Borrower or any of Borrower’s principals, officers, partners, managing members, or managers, any guarantor, any indemnitor, or any agent or employee of any such persons, or any removal of any of the Assets in violation of the terms of the Loan Documents;
(I)    for any and all Losses incurred or suffered by Lender and arising out of or in connection with failure to pay any valid taxes, assessments, mechanic’s liens, materialmen’s liens or other liens which could create liens on any portion of the Assets which would be superior to the lien or security title of the Security Instrument or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant except, with respect to any such taxes or assessments, to the extent that (i) the Rents and Profits, issues, products and income of the applicable Assets are insufficient to pay such amounts, and (ii) funds have been deposited with Lender pursuant to the terms of the Loan Agreement specifically for the applicable taxes or assessments and not applied by Lender to pay such taxes and assessments, and as to any other lienable event, to the extent adequate security therefor has been posted by Borrower;
(J)    for any and all Losses incurred or suffered by Lender and arising out of or in connection with any violation of any provision of Section 9.10 of the Loan Agreement [Single Purpose Entity];
(K)    for all obligations set forth in the Loan Documents, including without limitation the payment of all principal, interest, and other amounts under the Note, in the event of any transfer of or further encumbrance placed on any Assets in violation of Section 9.9 of the Loan Agreement [Transfer];
(L)    for all obligations set forth in the Loan Documents, including without limitation the payment of all principal, interest, and other amounts under this

49530886.4

Exhibit 10.4

Note, if Borrower shall voluntarily file a petition under Title 11 of the U.S. Code (the “Act”), as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in any involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to seek dismissal within ninety (90) days of the filing of any such involuntary proceeding, or fail to obtain a vacation of any such involuntary proceeding within one hundred twenty (120) days of the filing of such involuntary proceeding, or if any affiliate of Borrower initiates or joins in any such involuntary proceeding against Borrower, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower’s property, or if any Asset shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court (it being understood, however, that the bankruptcy of an Asset Borrower shall not be recourse to Borrower if Borrower contests any such bankruptcy of an Asset Borrower and causes such bankruptcy to be dismissed or the Asset released from the automatic stay within one hundred twenty (120) days of the filing of the same, but if Borrower shall fail to obtain a dismissal or release of the same within such one hundred twenty (120) day period, then Borrower shall be liable to Lender for any and all Losses incurred or suffered by Lender and arising out of or in connection with such Asset Borrower’s bankruptcy), or if Borrower shall make an assignment for the benefit of Borrower’s creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower’s assets and such seizure is not discharged within ten (10) days;
(M)    for all obligations set forth in the Loan Documents, including without limitation the payment of all principal, interest, and other amounts under this Note, upon any action by Borrower or any guarantor or indemnitor under any indemnity or guaranty executed in connection with the Loan which prevents Lender from lawfully taking possession of the Assets after an Event of Default unless Borrower is the prevailing party in an action contesting the existence of such Event of Default;
(N)    for all obligations set forth in the Loan Documents, including without limitation the payment of all principal, interest, and other amounts under this Note if Borrower (i) moves, changes or relocates the Account (as defined in that certain Lockbox and Security Agreement of even date herewith (the “Lockbox Agreement”) executed by Borrower in favor of Lender) to a financial institution other than the Depository (as defined in the Lockbox Agreement) without Lender’s prior written approval, and (ii) for any and all Losses incurred or suffered by Lender and arising out of or in connection with Borrower’s failure to deposit all funds received from the operation of the Assets or otherwise derived from the Borrower’s ownership of the Assets into the Account;
(O)    for any and all Losses incurred or suffered by Lender and arising out of or in connection with a violation of Section 9.8 of the Loan Agreement [Title to Loan Assets];
(P)    for all Mandatory Prepayments not paid to Lender;

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Exhibit 10.4

(Q)    for any and all Losses incurred or suffered by Lender and arising out of or in connection with a violation of Section 4.2 and Section 4.4 of the Loan Agreement [Special Covenant Relating to the Collateral];
(R)    for any and all Losses incurred or suffered by Lender and arising out of or in connection with Borrower failing to complete, or failing to cause to be completed, the Required Work in accordance with the terms of the Loan Agreement.
As used in this Section 3, “Losses” shall mean and include any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgment, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damage, of whatever kind or nature (including but not limited to reasonable attorneys’ fees (which attorneys’ fees shall include but not be limited to appellate fees and reasonable fees for all paralegals, legal assistants and other paraprofessionals)) and other costs of defense). Notwithstanding the foregoing, Borrower shall not be liable for any Losses that are attributable to the gross negligence or willful misconduct of Lender.
References herein to particular sections of the Loan Documents shall be deemed references to such sections as affected by other provisions of the Loan Documents relating thereto. Nothing contained in this Section 3 shall (x) be deemed to be a release or impairment of the indebtedness evidenced by this Note or the other obligations of Borrower under the Loan Documents or the lien of the Loan Documents upon the Assets, or (y) preclude Lender from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Lender except as stated in this Section 3, or (z) release, relieve, reduce, waive, limit or impair in any way whatsoever any obligation of any party to the Indemnity and Guaranty Agreement and Hazardous Substances Indemnity Agreement each of even date herewith executed and delivered in connection with the indebtedness evidenced by this Note.
(b)    Notwithstanding anything to the contrary in this Note, the Security Instrument or any of the other Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness evidenced hereby or secured by the Security Instrument or any of the other Loan Documents or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Security Instrument and the other Loan Documents.

4.	DEFAULT
(a)    It is hereby expressly agreed that should any default occur in the payment of principal or interest as stipulated above and such payment is not made within five (5) days after the date such payment is due (except that no grace or notice period is provided for the payment of principal and interest due on the Maturity Date), or should any other “Event of Default” or any default not cured within any applicable grace or notice period occur under any other Loan Document, then an event of default (an “Event

49530886.4

Exhibit 10.4

of Default”) shall exist hereunder, and in such event the indebtedness evidenced hereby, including all sums advanced or accrued hereunder or under any other Loan Document, and all unpaid interest accrued thereon, shall, at the option of Lender and with notice to Borrower, at once become due and payable and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity.
(b)    In the event that any payment is not received by Lender on the date when due (subject to the applicable grace period), then in addition to any default interest payments due hereunder and any other amounts due under the Loan Documents, Borrower shall also pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment. So long as any Event of Default exists, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note from (i) the date of the occurrence of any such Event of Default or, in the case of any monetary Event of Default, the due date of the payment giving rise to such Event of Default, through and including (ii) the date such Event of Default is cured or, in the case of any monetary Event of Default, the full amount of the payment due is credited or the outstanding principal amount evidenced hereby, together with all interest accrued and unpaid thereon and all other amounts payable under and with respect to the Loan Documents is paid and credited, at a rate per annum equal to the lesser of (a) five percent (5.0%) in excess of the Note Rate, or (b) the maximum rate of interest, if any, which may be charged or collected from Borrower under applicable law (the “Default Interest Rate”), and such default interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender’s actual damages resulting from any late payment or default, and such late charges and default interest are reasonable estimates of those damages and do not constitute a penalty.
(c)    The remedies of Lender in this Note or in the Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender’s discretion. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Borrower agrees to pay all costs of collection including, without limitation, reasonable attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and disbursements. In addition, in connection with any other action arising from or in connection with this Note, the Lender shall be entitled to an award of its costs and expenses, including without limitation reasonable attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and disbursements, incurred or paid before and at trial or any other proceeding which may be instituted, at any tribunal level, and whether or not suit or any other proceeding is instituted.
(d)    The indebtedness evidenced by this Note and the obligations created hereby are secured by, among other things, the Security Instrument. All of the

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Exhibit 10.4

terms and provisions of the Loan Documents are incorporated herein by reference. Some of the Loan Documents are to be filed for record on or about the date hereof in the appropriate public records.
(e)    Time is of the essence with respect to this Note and the provisions herein contained.

5.	LIMIT OF VALIDITY
Lender and Borrower intend to comply at all times with applicable usury laws. The provisions of this Note and of all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid to Lender for the use, forbearance or detention of the money loaned under this Note (“Interest”) exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this Note in the inverse order of its maturity (whether or not then due) or, at the option of Lender, be paid over to Borrower, and not to the payment of Interest. All Interest (including without limitation any amounts or payments deemed to be Interest) paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum amount permitted by applicable law. Borrower agrees to an effective rate of interest that is the rate stated herein plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with this Note. This Section 5 will control all agreements between Borrower and Lender.

6.	NO WAIVER: AMENDMENT
No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (a) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (b) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any

49530886.4

Exhibit 10.4

installment due hereunder made by agreement with any person or any guarantor now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Lender agrees otherwise in writing. This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

7.	WAIVERS
Presentment for payment, demand, protest and notice of demand, intent to accelerate, acceleration, protest and nonpayment and all other notices are hereby waived by Borrower. Borrower hereby, for itself and any other person or entity claiming by, through, under or on behalf of Borrower, further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note or the other Loan Documents.

8.	USE OF FUNDS
Borrower hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal, family or household purposes, but only for commercial and business uses and purposes as represented, disclosed and certified to Lender by Borrower prior to the date hereof.

9.	ENFORCEABILITY
This Note shall be interpreted, construed and enforced according to the laws of the State of Arizona (without reference to the conflicts of law rules of the State of Arizona). The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, which shall include, without limitation, a transferee pursuant to Section 12.13 of the Loan Agreement, whether by voluntary action of the parties or by operation of law (without implying Lender’s consent to any transfer or further encumbering of the Assets in violation of Section 9.9 of the Loan Agreement). As used herein, the terms “Borrower” and “Lender” shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles, sections, clauses and paragraphs are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. This Note shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Note may have been physically prepared by one of the parties, or such party’s counsel, it being agreed that all parties and their respective counsel have mutually

49530886.4

Exhibit 10.4

participated in the negotiation and preparation of this Note. This Note and the other Loan Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof, and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. Lender may sell, transfer and deliver the Loan Documents to one or more investors in the secondary mortgage market. In connection with such sale, Lender may retain or assign responsibility for servicing the Loan or may delegate some or all of such responsibility and/or obligations to a servicer, including, but not limited to, any subservicer or master servicer, on behalf of the investors. All references to Lender herein shall refer to and include, without limitation, any such servicer, to the extent applicable.

10.	UNCONDITIONAL PAYMENT
Borrower is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

11.	TAXES
Borrower shall pay the cost of all revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note, to the Security Instrument and/or to any other Loan Document; and if any tax is now or hereafter imposed with respect to notes of the nature of this Note or debts of the nature of the debt evidenced by this Note, Borrower agrees to pay to Lender upon demand the amount of such tax, and hereby waives any contrary provision of any law or rule of court now or hereafter in effect.

12.	SEVERABILITY
In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Furthermore, in the event that the application of any provision of this Note to any person or circumstance shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, then, and in any event, such invalidity, illegality or unenforceability shall not be deemed to affect the application of such provision to any person or entity or circumstance against whom or which such application is legal, valid and enforceable.

13.	WAIVER

49530886.4

Exhibit 10.4

TO THE EXTENT THE YIELD MAINTENANCE IS DEEMED IN WHOLE OR IN PART TO CONSTITUTE A CHARGE, FEE OR PENALTY FOR PREPAYMENT OF THE LOAN (ALTHOUGH NOT INTENDED AS SUCH), BORROWER HEREBY EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER APPLICABLE LAW TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT, IF, FOR ANY REASON, A PREPAYMENT OF ANY OR ALL OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER THIS NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER DOCUMENT SECURING THIS NOTE, INCLUDING, BUT NOT LIMITED TO, ANY TRANSFER, DISPOSITION OR FURTHER ENCUMBRANCE AS PROHIBITED OR RESTRICTED HEREIN AND BY THE SECURITY INSTRUMENT, THEN BORROWER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, THE YIELD MAINTENANCE THAT WOULD THEN BE DUE. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER HEREBY DECLARES THAT LENDER’S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THIS NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER, FOR THIS WAIVER AND AGREEMENT.

14.	SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL
(a)    BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE LAND (AS DEFINED IN THE SECURITY INSTRUMENT) IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN SOUTHERN CALIFORNIA, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT BORROWER WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM WITH RESPECT TO THIS NOTE (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER AT THE

49530886.4

Exhibit 10.4

ADDRESS FOR NOTICES DESCRIBED IN SECTION 12.4 OF THE LOAN AGREEMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
(b)    EACH OF BORROWER AND LENDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARMS-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.

15.	INCREASED COSTS
(a)    All payments made by Borrower hereunder shall be made free and clear of, and without reduction for or on account of, income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, reserves or withholdings imposed, levied, collected, withheld or assessed by any governmental authority, which are imposed, enacted or become effective after the date hereof (such non-excluded taxes being referred to collectively as “Foreign Taxes”), excluding income and franchise taxes of the United States of America imposed by the jurisdiction under the laws of which Lender is organized or any political subdivision or taxing authority thereof or therein or imposed by the jurisdiction of Lender’s applicable lending office where Lender is resident or engaged in business or any political subdivision or taking authority thereof or therein. If any Foreign Taxes are required to be withheld from any amounts payable to Lender hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all Foreign Taxes) interest or any such other amounts payable hereunder at the rate or in the amounts specified hereunder. Whenever any Foreign Tax is payable pursuant to applicable law by Borrower, as promptly as possible thereafter, Borrower

49530886.4

Exhibit 10.4

shall send to Lender an original official receipt, if available, or certified copy thereof showing payment of such Foreign Tax. Borrower hereby indemnifies Lender for any incremental taxes, interest or penalties that may become payable by Lender which may result from any failure by Borrower to pay any such Foreign Tax when due to the appropriate taxing authority or any failure by Borrower to remit to Lender the required receipts or other required documentary evidence.
(b)    In the event that any change in any requirement of law or in the interpretation or application thereof, or compliance by Lender with any request or directive (whether or not having the force of law) hereafter issued from any central bank or other governmental authority:
(A)    shall hereafter impose, modify or hold applicable any reserve, capital adequacy, tax, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of LIBOR hereunder;
(B)    shall hereafter have the effect of reducing the rate of return on Lender’s capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender’s policies with respect to capital adequacy) by any amount deemed by Lender to be material; or
(C)    shall hereafter impose on Lender any other condition and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining loans or extensions of credit or to reduce any amount receivable hereunder;
then, in any such case, Borrower shall promptly pay Lender within ten (10) days of written demand, any additional amounts necessary to compensate Lender for such additional cost or reduced amount receivable as determined by Lender in its reasonable discretion. If Lender becomes entitled to claim any additional amounts pursuant to this subsection, Lender shall provide Borrower with not less than thirty (30) days’ notice specifying in reasonable detail the event by reason of which it has become so entitled and the additional amount required to fully compensate Lender for such additional cost or reduced amount. A certificate as to any additional costs or amounts payable pursuant to the foregoing sentence submitted by Lender to Borrower shall be conclusive in the absence of manifest error. This provision shall survive payment of this Note and the satisfaction of all other obligations of Borrower under the Loan Agreement and the Loan Documents.
Borrower agrees to indemnify Lender and to hold Lender harmless from any loss or expense which Lender sustains or incurs as a consequence of (A) any default by Borrower in payment of the principal of or interest on a LIBOR loan, including, without limitation, any such actual out-of-pocket loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain a LIBOR loan hereunder), and (B) any prepayment (whether voluntary or mandatory) of the LIBOR loan on a day that is not the last day of an

49530886.4

Exhibit 10.4

Interest Period, including, without limitation, such actual out-of-pocket loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the LIBOR loan hereunder; provided, however, Borrower shall not indemnify Lender from any loss or expense arising from Lender’s willful misconduct or gross negligence. This provision shall survive payment of this Note in full and the satisfaction of all other obligations of Borrower under the Loan Agreement and the other Loan Documents.

16.	JOINT AND SEVERAL LIABILITY
Notwithstanding anything to the contrary contained herein, each individual or entity executing this Note as "Borrower" shall be jointly and severally liable for the representations, warranties, covenants and agreements made by Borrower herein, and the liability of each of the parties constituting Borrower hereunder, shall be joint and several. If this Note is executed by more than one party constituting Borrower, it is specifically agreed that Lender may enforce the provisions hereof with respect to one or more of such parties constituting Borrower without seeking to enforce the same as to all or any such parties. Each of the parties constituting Borrower hereby waives any requirement of joinder of all or any of the parties constituting Borrower in any suit or proceeding to enforce the provisions of this Note.

17.	WAIVERS BY BORROWER
To the extent that any party constituting Borrower (a "Borrower Entity") is a surety or guarantor under applicable law, whether in respect of any other Borrower Entity's obligations or otherwise, then each such Borrower Entity, solely in such Borrower Entity's capacity as a surety or guarantor and not in such Borrower Entity's capacity as a primary obligor or principal (but without diminishing any other waivers made in any of the Loan Documents in such Borrower Entity's capacity as primary obligor or principal), waives any defenses such Borrower Entity may have under the laws or decisions of the State of Arizona pertaining to the rights and remedies of sureties. Without limiting the foregoing, and to the extent permitted by applicable law, each Borrower Entity, solely in such Borrower Entity's capacity as a surety or guarantor and not in such Borrower Entity's capacity as a primary obligor or principal (but without diminishing any other waivers made in any of the Loan Documents in such Borrower Entity's capacity as primary obligor or principal), hereby waives and agrees not to assert or take advantage of:
(a)    Any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against any Borrower Entity hereunder;
(b)    The defense of the statute of limitations in any action hereunder;
(c)    Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceedings) of any other person or persons;

49530886.4

Exhibit 10.4

(d)    Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Lender, any endorser or creditor of either Borrower Entity or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;
(e)    (i) any defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the indebtedness evidenced by this Note) destroys or otherwise impairs the subrogation rights of any Borrower Entity or the right of any Borrower Entity (after payment of the obligations secured by the Security Instrument) to proceed against any other Borrower Entity for reimbursement, or both, and (ii) any and all rights or defenses any Borrower Entity may have by reason of protection afforded to any Borrower Entity with respect to any of the obligations of any other Borrower Entity under this Note or the Loan Documents pursuant to the antideficiency or other laws of the State of Arizona limiting or discharging any Borrower Entity’s indebtedness evidenced by this Note and secured, in part, by the Security Instrument;
(f)    Any right or claim of right to cause a marshalling of the assets of any Borrower Entity;
(g)    Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Note;
(h)    Any duty on the part of Lender to disclose to any Borrower Entity any facts Lender may now or hereafter know about the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which such Borrower Entity intends to assume or has reason to believe that such facts are unknown to such Borrower Entity or has a reasonable opportunity to communicate such facts to such Borrower Entity, it being understood and agreed that each Borrower Entity is fully responsible for being and keeping informed of the condition of the Property and every other Borrower Entity and of any and all circumstances bearing on the risk that liability may be incurred by such Borrower hereunder;
(i)    Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;
(j)    Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;
(k)    Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

49530886.4

Exhibit 10.4

(l)    An assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of any Borrower Entity) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against any other Borrower Entity or the collateral for the Loan;
(m)    Any modifications of the Loan Documents or any obligation of any Borrower Entity relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;
(n)    Any action, occurrence, event or matter consented to by any Borrower Entity under Section 17(h) hereof, under any other provision hereof, or otherwise;
(o)    Any and all benefits and defenses under any applicable law which would limit any Borrower’s liability if any other Borrower had no liability at the time of execution of this Note, the Security Instrument or any other Loan Document, or thereafter ceases to be liable;
(p)    Any and all benefits and defenses under any applicable law which, if any Borrower Entity had not given this waiver would otherwise prohibit such Borrower Entity’s liability from being larger in amount and more burdensome than that of any other Borrower Entity;
(q)    Principles or provisions of law, statutory or otherwise, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor;
(r)    Any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder; and
(s)    To the full extent permitted under applicable laws, any benefits of any statutory provision or rule of civil procedure limiting the liability of a surety, including, without limitation, ARS § 12-1641 et seq. or the benefits of ARS § 33-814.
Each Borrower Entity understands that the exercise by Lender of certain rights and remedies contained in the Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate such Borrower Entity’s right of subrogation against any other Borrower Entity and that such Borrower Entity may therefore incur a partially or totally nonreimbursable liability under this Note. Nevertheless, each Borrower Entity hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof,

49530886.4

Exhibit 10.4

which may then be available, since it is the intent and purpose of the each Borrower Entity that the obligations under this Note shall be absolute, independent and unconditional under any and all circumstances. Each Borrower Entity expressly waives any defense (which defense, if such Borrower Entity had not given this waiver, such Borrower Entity might otherwise have) to a judgment against any other Borrower Entity by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, each Borrower Entity hereby expressly waives, to the maximum extent permitted by law, any and all benefits under (i) any applicable laws which, if such Borrower Entity had not given this waiver, would otherwise limit such Borrower Entity’s liability after a nonjudicial foreclosure sale to the difference between the obligations of Borrower under this Note and the fair market value of the property or interests sold at such nonjudicial foreclosure sale, (ii) any applicable laws which, if such Borrower Entity had not given this waiver, would otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively, and (iii) any applicable laws which, if such Borrower Entity had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency. Notwithstanding any foreclosure of the lien of the Security Instrument, whether by the exercise of the power of sale contained in the Security Instrument, by an action for judicial foreclosure or by Lender’s acceptance of a deed in lieu of foreclosure, each Borrower Entity shall remain bound under this Note. Each Borrower Entity waives all rights and defenses that such Borrower Entity may have because such Borrower Entity’s obligations are secured by real property. This means, among other things:

i.	Lender may collect from any Borrower Entity without first foreclosing on any real or personal property collateral pledged by any other Borrower Entity or others; and

ii.
If Lender forecloses on any real property collateral pledged by any Borrower Entity or others: (a) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) Lender may collect from any Borrower Entity even if Lender, by foreclosing on the real property collateral, has destroyed any right any other Borrower Entity may have to collect from such Borrower Entity.

This is an unconditional and irrevocable waiver of any rights and defenses that each Borrower Entity may have because such Borrower Entity’s obligations are secured by real property.

[END OF TEXT; SIGNATURE FOLLOWS ON NEXT PAGE]

49530886.4

Exhibit 10.4

IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the date first above written.
“BORROWER”

1
49530886.4

Exhibit 10.4

AZ- WATERS EDGE, LLC,
an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

OASIS INDIAN BEND LLC,
a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

HL NEWCO, LLC,
a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

SCHEDULE 1(a)(ii)
2
49530886.4

Exhibit 10.4

NT 233 OAK CREEK LOTS, LLC
an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

CA-DALEY, LLC,
an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

IMH LR REAL ESTATE, LLC,
an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

SCHEDULE 1(a)(ii)
3
49530886.4

Exhibit 10.4

IMH LR CLUBHOUSE, LLC,
an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

SOUTHWEST ACQUISITIONS, LLC,
an Delaware limited liability company

By:	IMH Special Asset NT 175-AVN, LLC, an Arizona limited liability company
Its:	Manager

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

SCHEDULE 1(a)(ii)
4
49530886.4

Exhibit 10.4

IMH SPECIAL ASSET NT 139, LLC,
a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

BUENA YUMA, LLC
an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

IMH SPECIAL ASSET NT 140, LLC
an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Manager

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

SCHEDULE 1(a)(ii)
5
49530886.4

Exhibit 10.4

[SIGNATURE PAGE TO PROMISSORY NOTE]

SCHEDULE 1(a)(ii)
6
49530886.4